UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2008

TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27335 West 11 Mile Road, Southfield, MI 48033
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 357-2866

_________________________________________________
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 8, 2008, TechTeam Global, Inc. issued a press release announcing its earnings for the First Quarter of 2008.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(D) The following exhibits are included with this report:
Exhibit 99.1	TechTeam Global, Inc. First Quarter 2008 Earnings Press Release dated May 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary
Date: May 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. First Quarter 2008 Earnings Press Release dated May 8, 2008.